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                                                                      Exhibit 23

                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-44358) of E.I. du Pont de Nemours and Company of our report dated May 9, 2002 which appears on page 4 of this Form 11-K.




/S/ St. Clair CPAs, P.C.

Merchantville, New Jersey
May 24, 2002